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                                                                  EXHIBIT 10.3





                            BREAKAWAY SOLUTIONS, INC.

                          REGISTRATION RIGHTS AGREEMENT

                                January 19, 2001




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                          REGISTRATION RIGHTS AGREEMENT

              This Registration Rights Agreement (the "Agreement") is made and entered into as of January 19, 2001 by and between Breakaway Solutions, Inc., a Delaware corporation (the "Company"), and ICG Holdings, Inc., a Delaware corporation ("ICG").

                                    RECITALS

              WHEREAS, the Company desires ICG to loan money to the Company pursuant to a Loan and Security Agreement dated of even date herewith (the "Loan Agreement");

              WHEREAS, pursuant to the Loan Agreement, the Company will issue to ICG a Warrant each time ICG makes an Advance under the Loan Agreement; and

              WHEREAS, as an inducement for ICG to enter into the Loan Agreement, the Company desires to enter into this Agreement with ICG.

              NOW, THEREFORE, in consideration of the mutual covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, hereby agree as follows:

         1. DEFINITIONS. All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

         2.   REGISTRATION RIGHTS.

              2.1.  DEFINITIONS.

                    (a) "AS-CONVERTED BASIS" means assuming the conversion into Common Stock or exercise for Common Stock of all securities directly or indirectly convertible into, or exercisable for, Common Stock.

                    (b) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                    (c) "FORM S-3" means such form under the Securities Act as is in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

                    (d) "HOLDER" means any person owning of record Registrable Securities that have not been sold to the public or pursuant to Rule 144 promulgated under the Securities Act or any assignee of record of such Registrable Securities to whom rights under this Section have been duly assigned in accordance with this Agreement.


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                    (e) "REGISTER," "REGISTERED" AND "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement.

                    (f) "REGISTRABLE SECURITIES" means: (i) all shares of Common Stock issued or issuable pursuant to the exercise of the Warrants and (ii) any shares of Common Stock or other securities issued in connection with any stock split, stock dividend, recapitalization, reorganization, merger, sale of assets or similar event relating to the foregoing; excluding in all cases, however, any securities that would otherwise be Registrable Securities that have been sold by a person in a transaction in which rights under this Section 2 are not assigned in accordance with this Agreement or any securities that would otherwise be Registrable Securities that have been sold to the public or sold pursuant to Rule 144 promulgated under the Securities Act

                    (g) "REGISTRATION EXPENSES" means all expenses incurred by the Company in complying with Sections 2.3 and 2.5 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and expenses of one counsel for all the Holders, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

                    (h) "SELLING EXPENSES" means all underwriting discounts and selling commissions applicable to the sale of Registrable Securities.

              2.2.  [INTENTIONALLY DELETED.]

              2.3.  PIGGYBACK REGISTRATIONS.

                    (a) NOTICE. The Company shall notify all Holders of Registrable Securities in writing at least 30 days prior to filing any registration statement under the Securities Act for purposes of effecting a public offering of securities of the Company whether for its own account or the account of other stockholders or both (excluding any registration statements on Form S-4, Form S-8 or successor forms thereto, and a registration under Section 2.22.5) and will afford each such Holder an opportunity to include in such registration statement all or any part of the Registrable Securities then held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by such Holder shall, within 15 days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities such Holder wishes to include in such registration statement. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.



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                    (b) UNDERWRITING. If a registration statement under which
the Company gives notice under Section 2.3(a) is for an underwritten offering, then the Company shall so advise the Holders of Registrable Securities in the notice delivered under Section 2.3(a). In such event, the right of any such Holder's Registrable Securities to be included in a registration pursuant to this Section 2.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Agreement, if the managing underwriter(s) determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares (including Registrable Securities) from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, first, to the Company, second, to each of the Holders of Registrable Securities requesting inclusion of their Registrable Securities in such registration statement, to be allocated among such Holders pro rata based on the amount of Registrable Securities (calculated on an As-Converted Basis) owned by each such Holder and third, to any other holders of the Company's securities; provided, however, that the right of the underwriters to exclude Registrable Securities from the registration and underwriting as described above shall be restricted so that the number of Registrable Securities included in any such registration is not reduced below twenty-five percent (25%) of the Registrable Securities that the Holders initially proposed to be registered. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder which is a partnership or corporation, the partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "Holder," and any pro rata reduction with respect to such "Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "Holder," as defined in this sentence.

              2.4. EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with all piggyback registrations (pursuant to Section 2.3) and all S-3 registrations (pursuant to Section 2.5) shall be borne by the Company, and all Selling Expenses shall be borne by the Holders of the securities so registered pro rata on the basis of the number of their shares so registered.

              2.5. FORM S-3 REGISTRATION. In case the Company shall receive from one or more Holders a written request or requests that the Company effect a registration on Form S-3 with respect to all or a part of the Registrable Securities owned by such Holders, provided the number of shares requested to be sold would have an aggregate price to the public of at least $1,000,000, then the Company will:

                    (a) promptly give written notice of the proposed registration to all other Holders of Registrable Securities; and


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                    (b) as soon as practicable, use its best efforts to effect the registration of the sale of the Registrable Securities specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within 20 days after written notice from the Company is given under Section 2.5(a) above; provided, however, that the Company shall not be obligated to effect any such registration pursuant to this Section 2.5:

                        (i) if Form S-3 is not available for such offering by the Holders;

                        (ii) if the Company shall furnish to the Holders a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for an aggregate of not more than 90 days after receipt of the request of the Holders; provided, however, that the Company may not utilize this right more than twice in any twelve-month period; or

                        (iii) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder.

              2.6. OBLIGATIONS OF THE COMPANY. Whenever required to effect the registration of any Registrable Securities under this Agreement, the Company shall, as expeditiously as reasonably possible:

                    (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and keep such registration statement effective until the distribution is completed, but not more than 180 days, provided that such 180-day period shall be extended for a period of time equal to the period the Holder refrains from selling any Registrable Securities included in such registration statement due to circumstances described in
Section 2.6(f), provided, that such extension of time shall not exceed an additional 30 days after delivery to each Holder of all amendments and supplements delivered pursuant to Section 2.6(f).

                    (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

                    (c) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and all amendments and supplements thereto, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration.


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                    (d) Use its best efforts to register and qualify the
securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder.

                    (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                    (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act if such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and, following such notification, promptly deliver to each Holder copies of all amendments or supplements referred to in paragraphs (b) and (c) of this Section 2.6.

                    (g) Furnish, at the request of any Holder registering Registrable Securities, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or on the date that the registration statement becomes effective, if such securities are not being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering addressed to the underwriters, if any, and if there are no underwriters, to the Holders requesting registration of Registrable Securities and (ii) a "comfort" letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and if there are no underwriters, to the Holders requesting registration of Registrable Securities.

                    (h) Use its best efforts to list the Registrable Securities covered by such registration statement with any securities exchange or interdealer quotation system on which the Common Stock is then listed or quoted.

                    (i) Make available for inspection by each seller of Registrable Securities, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter (an "Advisor"), all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration



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statement. Such seller will keep, and will cause its Advisors to keep, such information confidential subject to Section 3.14.

              2.7. FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Sections 2.22.3 and 2.5 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to timely effect the registration of Registrable Securities.

              2.8. INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under Sections 2.22.3 or 2.5:

                    (a) BY THE COMPANY. To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, members, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION"):

                        (i) any untrue statement or alleged untrue statement of a material fact contained or incorporated by reference in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

                        (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or

                        (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by such registration statement;

and the Company will reimburse each such Holder, partner, member, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished in writing and expressly stated for use in connection with such registration by such Holder, partner, member, officer, director, underwriter or controlling person of such Holder.



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                    (b) BY SELLING HOLDERS. To the extent permitted by law, each selling Holder will, severally and not jointly, if Registrable Securities held by such Holder are included in the securities as to which such registration is being effected, indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter (as defined in the Securities Act) and any other Holder selling securities under such registration statement or any of such other Holder's partners, members, directors or officers or any person who controls such underwriter or other Holder within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, or a member, partner, director, officer or controlling person of such underwriter or other Holder may become subject under the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by such registration statement, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder by an instrument duly executed by such Holder and stated to be specifically for use in such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, partner, member, officer, director or controlling person of such other Holder or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further, that the total amounts payable in indemnity by a Holder under this Section 2.8(b) in respect of any Violation shall not exceed the net proceeds received by such Holder in the registered offering out of which such Violation arises.

                    (c) NOTICE. Promptly after receipt by an indemnified party of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if the defendants include both the indemnifying party and the indemnified party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.8, but the omission


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so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under
Section 2.8.

                    (d) CONTRIBUTION. If the indemnification provided for in this Section 2.8 is unavailable to a party entitled to indemnification, then the indemnifying party shall contribute to the aggregate losses, claims, damages or liabilities of the indemnified party as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that, in any such case, (1) no Holder shall be required to contribute any amount in excess of the public offering price of all Registrable Securities offered and sold by such Holder pursuant to such registration statement; and (2) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                    (e) SURVIVAL. The obligations of the Company and Holders under this Section 2.8 shall survive the completion of any offering of Registrable Securities in a registration statement.

              2.9. RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Registrable Securities to the public without registration, after such time as a public market exists for the Common Stock, the Company agrees to:

                    (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

                    (b) File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

                    (c) So long as a Holder owns any Registrable Securities, furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to the reporting requirements of the Exchange Act), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing a Holder to sell any such


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securities without registration (at any time after the Company has become subject to the reporting requirements of the Exchange Act).

              2.10. TERMINATION OF REGISTRATION RIGHTS. The registration rights granted pursuant to Section 2 will terminate with respect to a particular Holder upon the earlier to occur of (i) such time as such Holder can sell all of its Registrable Securities under Rule 144 during any three-month period and (ii) the five year anniversary of the date hereof.

              2.11. SUBORDINATION. Notwithstanding anything contained herein to the contrary, the registration rights granted hereunder are subordinate to all registration rights which the Company has granted to holders of the Company's equity securities prior to the date hereof.

         3.   MISCELLANEOUS.

              3.1. SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted transferees and permitted assigns of the parties.

              3.2. GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the Commonwealth of Pennsylvania as applied to contracts made and to be performed entirely within that state between residents of that state.

              3.3. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one instrument.

              3.4. TITLES AND SUBTITLES. The titles of the paragraphs and subparagraphs of this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

              3.5. STOCK SPLITS, ETC. All share numbers used in this Agreement are subject to adjustment in the case of any stock split, reverse stock split, combination or similar events.

              3.6. NOTICES. Any notice required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective on (a) the date of delivery in person, or the date of delivery by facsimile with confirmation receipt, (b) the business day after deposit with a nationally-recognized courier or overnight service, including Express Mail, for United States deliveries or (c) five (5) business days after deposit in the United States mail by registered or certified mail for United States deliveries. All notices not delivered personally or by facsimile will be sent with postage and other charges prepaid and properly addressed to the party to be notified at the address set forth below such party's signature on this Agreement or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto. All notices for delivery outside the United States will be sent by facsimile, or by nationally recognized courier or overnight service. Any notice given hereunder to more than one person will be deemed to have been given, for purposes of counting time periods hereunder, on the date given to the last party required to be given such notice. Notices to the Company will be marked to the attention of the Chief Financial Officer. Notices shall be sent to the addresses set forth in the introductory paragraph of the Loan Agreement, or such other addresses as a party may provide to the other parties from time to time.

              3.7. ATTORNEYS' FEES. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

              3.8. AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the party against whom enforcement of such amendment or waiver is sought; provided, however, that with respect to any Holder, the consent of Holders holding more than 50% of the Registrable Securities shall be sufficient to bind any and all Holders.

              3.9. SEVERABILITY. If any provision of this Agreement is held to be unenforceable under applicable law, then such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision was so excluded and shall be enforceable in accordance with its terms.

              3.10. ENTIRE AGREEMENT. The Loan Documents constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof and supersedes all prior negotiations, correspondence, agreements, understandings, duties or obligations among the parties with respect to the subject matter hereof.

              3.11. FURTHER ASSURANCES. From and after the date of this Agreement, upon the request of a party, the other parties shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

              3.12. ASSIGNMENT. Rights under this Agreement may be assigned in connection with any transfer or assignment of Registrable Securities provided that: (a) such transfer may otherwise be effected in accordance with applicable securities laws, and (b) such other party agrees in writing with the Company to be bound by all of the provisions of this Agreement to the same extent as the transferor.

              3.13. CHANGES IN STOCK. If, and as often as, there is any change in the Common Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made to the provisions hereof so that the rights granted hereby shall continue with respect to the Common Stock as so changed.

              3.14. CONFIDENTIALITY. Information that ICG has agreed to keep confidential pursuant to this Agreement shall not be considered to be confidential, and may therefore be disclosed by ICG free of restrictions hereunder, if such information (i) is or becomes generally available to the public other than by disclosure in violation of this Agreement, (ii) was properly within such ICG's possession prior to its being furnished by the Company to ICG, or (iii) becomes available to ICG through disclosure by third parties who have the right to disclose such information.

                  [Remainder of Page Intentionally Left Blank]






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

                  IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.


                                BREAKAWAY SOLUTIONS, INC.


                                By: /s/ Gordon Brooks
                                    -------------------
                                    Name:  Gordon Brooks
                                    Title: President and Chief Executive Officer


                                ICG HOLDINGS, INC.


                                By: /s/ Henry Nassau
                                    --------------------
                                    Name:  Henry Nassau
                                    Title: Vice President and Secretary







                                      -12-